Destra Investment Trust
Destra Flaherty & Crumrine Preferred and Income Fund
Destra Wolverine Alternative Opportunities Fund

(the “Funds”)

Supplement Dated November 14, 2017

To each Fund’s Prospectus and Statement of Additional Information
Dated February 1, 2017

At a special meeting of the shareholders of the Funds held on October 19, 2017 (the “Meeting”), the shareholders entitled to vote at the Meeting approved the election of Jeffrey S. Murphy to the Board of Trustees (the “Board”). Following the election of Mr. Murphy, James Bernard Glavin resigned from the Board. Mr. Murphy is not an “interested person” as such term is defined in the Investment Company Act of 1940, as amended, and does not own any shares of the Funds. He has significant experience in the investment management and financial services industry. Mr. Murphy held numerous positions during his 20-year tenure at Affiliated Managers Group, Inc., including in operations, finance and capital development areas. Mr. Murphy also held positions on the executive board and mutual fund board of trustees for several Affiliated Managers Group, Inc. affiliates. Pursuant to his election and the resignation of Mr. Glavin, all references to Mr. Glavin in the Statement of Additional Information for each Fund are removed in their entirety and the table in the section entitled “Management” in each Statement of Additional Information is revised to include the following information:

Name, Business Address and Birth Year	Position(s) to Be Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex to Be Overseen by Trustee	Other Directorships Held by Trustee During Last Five Years

Independent Trustee
Jeffrey S. Murphy One North Wacker Drive 48th Floor Chicago, IL 60606 Birth year: 1966	Trustee	Term—Indefinite Length of Service—N/A	Retired (2014-present); Executive Manager, Affiliated Managers Group, Inc. (1995-2014)	2	Aston Funds (2010-2014)

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Please Keep this Supplement with Your Fund’s Prospectus
and Statement of Additional Information for Future Reference